Q3 2017 Earnings Presentation November 8, 2017 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President, Business Management and Chief Financial Officer

2 Forward-Looking Statements Statements in this presentation, other than statements of historical fact, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

3

HII's Q3 2017 Highlights

- Revenues were $1.86 billion in the quarter
- Diluted EPS was $3.27 in the quarter
- Total backlog at the end of the quarter was ~$23 billion; new contract awards in the quarter totaled approximately $3 billion
- Ingalls Shipbuilding
  - Delivered *Portland* (LPD 27) and USS *Ramage* (DDG 61)
  - Completed Acceptance Trials on *Ralph Johnson* (DDG 114), launched *Delbert D. Black* (DDG 119), and christened *Tripoli (LHA 7)*
  - Selected to perform repairs on USS *Fitzgerald* (DDG 62)
- Newport News Shipbuilding
  - Awarded refueling and complex overhaul of USS *George Washington* (CVN 73)
  - Focused on *Kennedy* (CVN 79) unit outfitting and assembly in the drydock
  - Achieved first cut of steel on *Enterprise* (CVN 80)
- Technical Solutions
  - Captured key contracts
  - Effectively working through integration process

4 HII’s Q3 2017 Consolidated Results  HII’s revenues up 10.7% YOY due to increased volume at Newport News and the acquisition of Camber Corp., which contributed $74M in the quarter  HII’s operating income and operating margin up YOY due to the resolution of outstanding contract changes at Newport News, the reversal of a portion of an accounts receivable reserve at Technical Solutions, strong performance at Ingalls and a higher FAS/CAS adjustment $1,683 $1,863 $1,500 $1,550 $1,600 $1,650 $1,700 $1,750 $1,800 $1,850 $1,900 Q3 2016 Q3 2017 ($ in mi llio ns) Revenues $175 $237 $— $50 $100 $150 $200 250 Q3 2016 Q3 2017 ($ in mi llio ns) Operating Income 10.4% 12.7% —% 3.0% 6.0% 9.0% 12.0% 15.0 % Q3 2016 Q3 2017 Operating Margin

5 $27 $82 $37 $247 $— $50 $100 $150 $200 $250 $300 $350 Q3 2017 Q3 2017 YTD ($ in m illi on s) Shareholder Distributions Dividends Share Repurchases HII’s Q3 and YTD 2017 Capital Deployment *Non-GAAP measure. See appendix for definition and reconciliation.  Capital expenditures were $91 million or 4.9% of revenues in the quarter o YTD capital expenditures were $228 million or 4.2% of YTD revenues  Contributed $215 million to pension and postretirement benefits plans in the quarter o YTD, contributed $294 million to qualified pension plans  Distributed $64 million to shareholders in the quarter and $329 million YTD o Repurchased 178 thousand shares at a cost of $37 million in the quarter; Bringing the balance remaining on the share repurchase program to $269 million o Paid dividends of $27 million in the third quarter o YTD shareholder distributions of $329 million represent 217% of YTD free cash flow Total $64 Total $329 96 $380 $91 $228 $5 $152 $— $50 $100 $150 $200 $250 $300 $350 $400 Q3 2017 Q3 2017 YTD ($ in mi llio ns ) Cash Flow Generation Cash from Operations CAPEX Free Cash Flow*

6 Ingalls Shipbuilding Q3 2017 Results *Non-GAAP measure. See appendix for definition and reconciliation.  Ingalls revenues up 2.8% YOY due to higher volumes on the LPD and LHA programs, partially offset by lower volume on the NSC program  Ingalls segment operating income and margin up YOY due to higher risk retirement on the LPD program, partially offset by lower risk retirement on the NSC program $577 $593 $— $100 $200 $300 $400 $500 $600 $700 Q3 2016 Q3 2017 ($ in mi llio ns) Revenues $66 $74 $— $10 $20 $30 $40 $50 $60 $70 $80 Q3 2016 Q3 2017 ($ in mi llio ns) Segment Operating Income (Loss)* 11.4% 12.5% —% 3.0% 6.0% 9.0% 12.0% 15.0 % Q3 2016 Q3 2017 Segment Operating Margin*

7 Newport News Shipbuilding Q3 2017 Results *Non-GAAP measure. See appendix for definition and reconciliation.  Newport News revenues up 7.7% YOY due to higher volumes on aircraft carriers and submarines  Newport News segment operating income and margin up YOY primarily due to the resolution of outstanding contract changes on CVN 65 and CVN 72 $978 $1,053 $— $200 $400 $600 $800 $1,000 $1,200 Q3 2016 Q3 2017 ($ in mi llio ns) Revenues $68 $96 $— $20 $40 $60 $80 $100 $120 Q3 2016 Q3 2017 ($ in mi llio ns) Segment Operating Income (Loss)* 7.0% 9.1% —% 2.0% 4.0% 6.0% 8.0% 10.0 % Q3 2016 Q3 2017 Segment Operating Margin*

8 Technical Solutions Q3 2017 Results *Non-GAAP measure. See appendix for definition and reconciliation.  Technical Solutions revenues up 56.5% YOY due to the 4Q16 acquisition of Camber Corporation  Technical Solutions segment operating income and margin up YOY primarily due to the reversal of a portion of an allowance for accounts receivable $154 $241 $— $50 $100 $150 $200 $250 $300 Q3 2016 Q3 2017 ($ in mi llio ns) Revenues $6 $22 $— $5 $10 $15 $20 25 Q3 2016 Q3 2017 ($ in mi llio ns) Segment Operating Income (Loss)* 3.9% 9.1% —% 4.0% 8.0% 12.0 % Q3 2016 Q3 2017 Segment Operating Margin*

9 Appendix

10 Non-GAAP Measures Definitions We make reference to “segment operating income (loss),” “segment operating margin,” “adjusted net earnings (loss),” “adjusted diluted earnings per share,” and “free cash flow.” We internally manage our operations by reference to “segment operating income (loss)” and “segment operating margin,” which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income (loss) and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income (loss) and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income (loss) and segment operating margin may not be comparable to similarly titled measures of other companies. Adjusted net earnings (loss) and adjusted diluted earnings per share are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. We believe these measures are useful to investors because they exclude items that do not reflect our core operating performance. They may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

11 Non-GAAP Measures Definitions Cont’d Segment operating income (loss) is defined as operating income (loss) for the relevant segment(s) before the FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income (loss) as a percentage of sales and service revenues. Adjusted net earnings (loss) is defined as net earnings (loss) adjusted for the after-tax impact of the FAS/CAS Adjustment. Adjusted diluted earnings per share is defined as adjusted net earnings (loss) divided by the weighted-average diluted common shares outstanding. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures. FAS/CAS Adjustment is defined as the difference between our pension and postretirement plan expense under GAAP Financial Accounting Standards and the same expense under U.S. Cost Accounting Standards (CAS). Our pension and postretirement plan expense is charged to our contracts under CAS and included in segment operating income. Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. We present financial measures adjusted for the FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

12 Non-GAAP Reconciliations – Segment Operating Income (Loss) & Segment Operating Margin ($ in millions) 2017 2016 2017 2016 Ingalls revenues 593$ 577$ 1,782$ 1,748$ Newport News revenues 1,053 978 3,025 2,970 Technical Solutions revenues 241 154 710 505 Intersegment eliminations (24) (26) (72) (77) Sales and Service Revenues 1,863 1,683 5,445 5,146 Segment Operating Income (Loss) Ingalls 74 66 238 236 As a percentage of Ingalls revenues 12.5% 11.4% 13.4% 13.5 % Newport News 96 68 248 247 As a percentage of Newport News revenues 9.1% 7.0% 8.2% 8.3 % Technical Solutions 22 6 13 7 As a percentage of Technical Solutions revenues 9.1% 3.9% 1.8% 1.4 % Segment Operating Income (Loss) 192 140 499 490 As a percentage of sales and service revenues 10.3% 8.3% 9.2% 9.5 % Non-segment factors affecting operating income (loss): FAS/CAS Adjustment 46 37 144 107 No -current state income taxes (1) (2) (5) (7) Operating Income (Loss) 237 175 638 590 Interest expense (18) (19) (53) (56) Other, net 1 1 — (1) Federal and foreign income taxes (71) (50) (170) (157) Net Earnings (Loss) 149$ 107$ 415$ 376$ Three Months Ended September 30 Nine Months Ended September 30

13 Non-GAAP Reconciliations – Adjusted Net Earnings & Adjusted Diluted EPS 13 *The income tax impact is calculated using the tax rate in effect for the relevant non-GAAP adjustment. **Amounts may not recalculate exactly due to rounding. ($ in millions) 2017 2016 2017 2016 Net Earnings 149$ 107$ 415$ 376$ After-tax adjustment for FAS/CAS Adjustment (1) (30) (24) (94) (70) Adjusted Net Earnings 119 83 321 306 Diluted earnings per share 3.27$ 2.27$ 9.04$ 7.93$ After-tax FAS/CAS Adjustment per share (1) (0.66) (0.51) (2.05) (1.48) Adjusted Diluted EPS 2.61$ 1.76$ 6.99$ 6.45$ (1) FAS/CAS Adjustment (46)$ (37)$ (144)$ (107)$ Tax effect at 35% statutory rate* 16 13 50 37 After-tax effect (30)$ (24)$ (94)$ (70)$ Weighted-Average Diluted Shares Outstanding 45.5 47.2 45.9 47.4 After-tax per share impact** (0.66)$ (0.51)$ (2.05)$ (1.48)$ Three Months Ended September 30 Nine Months Ended September 30

14 Non-GAAP Reconciliation – Free Cash Flow 14 ($ in millions) 2017 2016 2017 2016 Net cash provided by (used in) operating activities 96 254 380 477 Less: Capital expenditures (91) (60) (228) (145) Free cash flow 5 194 152 332 Three Months Ended September 30 Nine Months Ended September 30